UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2018

JACOBS ENGINEERING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 583-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on December 18, 2017, the board of directors (the “Board”) of Jacobs Engineering Group Inc. (the “Company”) increased the number of directors from ten to eleven and appointed Barry L. Williams to fill such newly created vacancy. On January 18, 2018, the Board appointed Mr. Williams to serve on the Audit Committee of the Board. The Board determined that Mr. Williams is “financially literate” as required by the New York Stock Exchange (“NYSE”), as such qualification is interpreted by the Board in its business judgment. The Board previously determined that Mr. Williams is an independent director under the corporate governance standards of the NYSE and the Company’s guidelines for determining independence.

Additionally, on January 18, 2018, the Board appointed Robert A. McNamara to serve on the Nominating and Corporate Governance Committee of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 17, 2018, the Company held its annual meeting of shareholders, at which the following items were voted upon:

Proposal No. 1: Election of Directors

Nominee	For	Against	Abstain
Joseph R. Bronson	88,933,257	3,163,687	65,332
Juan José Suárez Coppel	91,471,541	561,817	128,918
Robert C. Davidson, Jr.	89,405,143	2,694,680	62,453
Steven J. Demetriou	90,923,503	1,003,413	235,360
General Ralph E. Eberhart	90,705,802	1,327,780	128,694
Dawne S. Hickton	91,775,385	259,554	127,337
Linda Fayne Levinson	89,721,192	2,376,915	64,169
Robert A. McNamara	91,858,686	171,867	131,723
Peter J. Robertson	90,988,217	1,047,279	126,780
Christopher M.T. Thompson	91,778,432	256,072	127,772

There were 13,229,589 broker non-votes in the election of directors

Proposal No. 2: Advisory Vote to Approve the Company’s Executive Compensation

For	Against	Abstain
87,935,376	3,807,585	419,315

There were 13,229,589 broker non-votes on the proposal.

Proposal No. 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 28, 2018

For	Against	Abstain
103,575,184	1,665,626	151,055

There were no broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Engineering Group Inc.

Date: January 19, 2018	By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President and Chief Financial Officer